Related Parties	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Related Party Transactions [Abstract]
Related Parties

NOTE 10: RELATED PARTIES

JT Ryerson pays an affiliate of Platinum an annual advisory fee of up to $5.0 million pursuant to a corporate advisory services agreement. The advisory fee recorded in the first three months of 2014 and 2013 was $1.3 million.

Note 12: Related Parties

The Company pays an affiliate of Platinum an annual advisory fee of up to $5.0 million pursuant to a corporate advisory services agreement. The advisory fee was $5.0 million for each of the years ended December 31, 2013, 2012 and 2011.

We declared and made a distribution of $35.0 million to our stockholders in the fourth quarter of 2012.